SALIENT MF TRUST

Supplement dated September 21, 2017

to the

Salient MF Trust Class A, Class C, Class I, and Class F Prospectus dated May 1, 2017.

Salient MLP & Energy Infrastructure Fund Class R6 Prospectus dated May 1, 2017.

IMPORTANT NOTICE REGARDING CHANGES TO TEXAS LAW

Changes to the General Information

Effective September 1, 2017, the information under General Information is updated to include the following language as the last paragraph of the section:

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to P.O. Box 182607, Columbus, OH 43218.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

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SUPP TX ESCT 09212017